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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 15, 1996



                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

             (Exact name of registrant as specified in its charter)


          Delaware              333-08645-01                   13-7097632
(State or other jurisdiction    (Commission                   (IRS employer
    of incorporation)           file number)               identification No.)



                     44 Whippany Road, Morristown, NJ 07962
                    (Address of principal executive offices)


   Registrant's telephone number, including area code:      (302) 658-7581



                    1209 Orange Street, Wilmington, DE 19801
          (Former name or former address, if changed since last report)

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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

               Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

               Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

               Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               Not applicable.

Item 5.   OTHER EVENTS.

               On October 15, 1996 the Registrant sold $3,057,720,000 of Equipment Receivable-Backed Notes (the "Notes"), secured by, among other items, a pool of equipment leases, installment sales contracts, promissory notes, loan and security agreements and similar types of receivables (collectively, the "Contracts").

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

               Not applicable.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Financial statements of businesses acquired.

                    Not applicable.

               (b)  Pro forma financial information.

                    Not applicable.

               (c)  Exhibits.

                    The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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                         Exhibit No.    Description
                         -----------    -----------

                              4.1 Transfer and Servicing Agreement, dated as of October 1, 1996, among Antigua Funding Corporation, AT&T Capital Leasing Services, Inc., AT&T Credit Corporation, NCR Credit Corp., AT&T Commercial Finance Corporation and AT&T Capital Corporation.

                              4.2  Indenture, dated as of October 1, 1996,
                                   between The Bank of New York as Owner Trustee and The Chase Manhattan Bank as Indenture Trustee.

                              4.3 Amended and Restated Trust Agreement, dated as of October 1, 1996, between Antigua Funding Corporation and The Bank of New York, as Owner Trustee.

                              4.5 Purchase and Sale Agreement, dated as of October 1, 1996, among Antigua Funding Corporation, AT&T Capital Leasing Services, Inc., AT&T Credit Corporation, NCR Credit Corp., AT&T Commercial Finance Corporation and AT&T Capital Corporation.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAPITA EQUIPMENT RECEIVABLES
                                        TRUST 1996-1


Dated: October 15, 1996                 By: ANTIGUA FUNDING CORPORATION
                                                as depositor of Capita Equipment
                                                Receivables Trust 1996-1



                                        By: /S/ Madelyn C. Law
                                           ------------------------------------
                                                Madelyn C. Law
                                                Vice President and Assistant
                                                Secretary

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                                INDEX TO EXHIBITS



Exhibit
Number                                                                     Page
------                                                                     ----

 4.1 Transfer and Servicing Agreement, dated as of October 1, 1996, among Antigua Funding Corporation, AT&T Capital Leasing Services, Inc., AT&T Credit Corporation, NCR Credit Corp., AT&T Commercial Finance Corporation and AT&T Capital Corporation.

 4.2 Indenture, dated as of October 1, 1996, between The Bank of New York as Owner Trustee and The Chase Manhattan Bank as Indenture Trustee.

 4.3 Amended and Restated Trust Agreement, dated as of October 1, 1996, between Antigua Funding Corporation and The Bank of New York, as Owner Trustee.

 4.5 Purchase and Sale Agreement, dated as of October 1, 1996, among Antigua Funding Corporation, AT&T Capital Leasing Services, Inc., AT&T Credit Corporation, NCR Credit Corp., AT&T Commercial Finance Corporation and AT&T Capital Corporation.